UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2006


                           Medical Nutrition USA, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                        000-18349                   11-3686984
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


    10 West Forest Avenue, Englewood, New Jersey                  07631
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (201) 569-1188
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

         (b) On February 13, 2006, Lawrence Burstein resigned from the board of directors of Medical Nutrition USA, Inc. (the "Company"). Mr. Burstein's resignation did not relate to any disagreement with the Company on any matter related to the Company's operations, policies or practices. The Company has not yet identified a replacement for Mr. Burstein.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MEDICAL NUTRITION USA, INC.

                                                    /s/ FRANCIS A. NEWMAN
Date:  February 14, 2006                            ----------------------------
                                                    Francis A. Newman
                                                    Chief Executive Officer


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